                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                            -----------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: June 16, 1997
                                         -------------




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                     0-25762               54-1719855
-------------------------------       -------------        -----------------
(State or other jurisdiction of       (Commission           (IRS Employer
        incorporation)                 File Number)        Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia             23060
--------------------------------------------------           ----------
   (Address of principal executive offices)                  (Zip Code)


             (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.       OTHER EVENTS.

              The May 1997 monthly Certificateholders Statements to investors were distributed June 16, 1997.

ITEM 7(c).    EXHIBITS

              The following are filed as exhibits to this Report under
              Exhibit 28:

              1.  May Performance Summary

              2. Series 1993-1 Class A and Class B Certificateholder's Statements for the month of May 1997.

              3. Series 1993-4 Class A and Class B Certificateholder's Statements for the month of May 1997.

              4. Series 1994-2 Class A and Class B Certificateholder's Statements for the month of May 1997.

              5. Series 1994-3 Class A and Class B Certificateholder's Statements for the month of May 1997.

              6. Series 1994-4 Class A and Class B Certificateholder's Statements for the month of May 1997.

              7. Series 1994-A Certificateholders' Statement for the month of May 1997.

              8. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of May 1997.

              9. Series 1995-2 Class A and Class B Certificateholder's Statements for the month of May 1997.

              10. Series 1995-3 Class A and Class B Certificateholder's
                  Statements for the month of May 1997.

              11. Series 1995-4 Class A and Class B Certificateholder's
                  Statements for the month of May 1997.

              12. Series 1996-1 Class A and Class B Certificateholder's
                  Statements for the month of May 1997.

              13. Series 1996-2 Class A and Class B Certificateholder's
                  Statements for the month of May 1997.

              14. Series 1996-3 Class A and Class B Certificateholder's
                  Statements for the month of May 1997.






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




                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.
                                                     CAPITAL ONE MASTER TRUST

                                                     By:    CAPITAL ONE BANK
                                                            Servicer


                                                     By:    /s/ David M. Willey
                                                            -------------------
                                                            David M. Willey
                                                            Vice President
Date: June 16, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                              -------------------



                                    EXHIBITS

                                       TO

                                    FORM 8-K







                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS


                                                                                   SEQUENTIALLY
EXHIBIT                                                                            NUMBERED
NUMBER             EXHIBITS                                                        PAGE
------             --------                                                        ------------

  1                May Performance Summary                                              07

  2                Series 1993-1 Class A and Class B Certificate-
                   holder's Statements for the month of May 1997                        09

  3                Series 1993-4 Class A and Class B Certificate-
                   holder's Statements for the month of May 1997                        11

  4                Series 1994-2 Class A and Class B Certificate-
                   holder's Statements for the month of May 1997                        13

  5                Series 1994-3 Class A and Class B Certificate-
                   holder's Statements for the month of May 1997                        15

  6                Series 1994-4 Class A and Class B Certificate-
                   holder's Statements for the month of May 1997                        17

  7                Series 1994-A Certificateholder's Statement for
                   the month of May 1997                                                19

  8                Series 1995-1 Class A and Class B Certificate-
                   holder's Statements for the month of May 1997                        20

  9                Series 1995-2 Class A and Class B Certificate-
                   holder's Statements for the month of May 1997                        22

  10               Series 1995-3 Class A and Class B Certificate-
                   holder's Statements for the month of May 1997                        24

  11               Series 1995-4 Class A and Class B Certificate-
                   holder's Statements for the month of May 1997                        26

  12               Series 1996-1 Class A and Class B Certificate-
                   holder's Statements for the month of May 1997                        28


  13               Series 1996-2 Class A and Class B Certificate-
                   holder's Statements for the month of May 1997                        30


  14               Series 1996-3 Class A and Class B Certificate-
                   holder's Statements for the month of May 1997                        32




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